Global Atlantic Portfolios

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

(the “Portfolio”)

Class I, II and III shares

Supplement dated December 21, 2018

to the Summary Prospectus dated April 27, 2018 (the “Summary Prospectus”)

Jonathan Beinner will be retiring from Goldman Sachs on March 31, 2019. As a result, effective January 1, 2019, Mr. Beinner will no longer serve as a portfolio manager for the Portfolio.  In addition, on January 1, 2019, Ashish Shah will serve as a portfolio manager for the Portfolio. Accordingly, effective January 1, 2019, all references to Mr. Beinner in the Summary Prospectus are deleted in their entirety.

Accordingly, the information under the heading “MANAGEMENT,” is updated to include the following row in the table above the row for Mr. Swell:

Ashish Shah	Co-Chief Investment Officer of GSAM Global Fixed Income	January 1, 2019

This Supplement should be retained with you Prospectus, Summary Prospectus and Statement of Additional Information for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

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